# UNITED STATES
# SECURITIES AND EXCHANGE COMMISSION
**Washington, D.C. 20549**

# SCHEDULE 14A
**(Rule 14a-101)**

**INFORMATION REQUIRED IN PROXY STATEMENT**
**SCHEDULE 14A INFORMATION**

**Proxy Statement Pursuant to Section 14(a) of the**
**Securities Exchange Act of 1934**

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☐ Soliciting Material Pursuant to Section 240.14a-12

# Keyco Bond Fund, Inc.
**(Name of Registrant as Specified in its Charter)**

**Not Applicable**
**(Name of Person(s) Filing Proxy Statement if other than the Registrant)**

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**KEYCO BOND FUND, INC.**
**27777 Franklin Road, Suite 1630**
**Southfield, Michigan 48034**

**NOTICE OF ANNUAL MEETING OF SHAREHOLDERS**
**To Be Held Thursday, December 17, 2020**

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Keyco Bond Fund, Inc., a Michigan corporation (the “Company”), will be held electronically via conference call from the principal executive offices of the Company, 27777 Franklin Road, Suite 1630, Southfield, Michigan 48034, on Thursday, December 17, 2020, at 3:00 p.m., Detroit time, for the following purposes:

(1) To elect five directors to serve until the next Annual Meeting of Shareholders;

(2) To consider and act upon a proposal to ratify the appointment of Sanville & Company as the Company’s independent registered public accountants for the year ending September 30, 2021;

(3) To act upon a non-binding proposal to approve the compensation of the Company’s named executive officers;

(4) To act upon a non-binding proposal to recommend the frequency of shareholder advisory votes on the compensation of the Company’s named executive officers; and

(5) To transact such other business as may properly come before the meeting or any adjournments thereof.

Information with respect to these matters is set forth in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on November 1, 2020, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting.

Please execute and promptly return the enclosed Proxy (i.e., the yellow sheet). Your designation of a proxy is revocable and will not affect your right to vote via conference call, in the event you find it convenient to attend the meeting electronically. Please call 1-248-353-0790 for conference call dial in information.

By Order of the Board of Directors,

JOEL D. TAUBER
President

Southfield, Michigan
November 24, 2020

**KEYCO BOND FUND, INC.**
**27777 Franklin Road, Suite 1630**
**Southfield, Michigan 48034**

**PROXY STATEMENT**

**ANNUAL MEETING OF SHAREHOLDERS**
**TO BE HELD THURSDAY, DECEMBER 17, 2020**

This Proxy Statement and the accompanying form of proxy are to be first mailed on or about November 24, 2020, to all shareholders of record on November 1, 2020, and is furnished in connection with the solicitation of proxies by the Board of Directors of Keyco Bond Fund, Inc., a Michigan corporation (the "Company"), to be used at the Annual Meeting of Shareholders to be held at 3:00 p.m., Detroit time, on Thursday, December 17, 2020, which is being held electronically via conference call from the principal executive offices of the Company, 27777 Franklin Road, Suite 1630, Southfield, Michigan 48034, and at any adjournments thereof. Please call 1-248-353-0790 for conference call dial in information.

Shares cannot be voted at the meeting unless the holder is represented by proxy or in attendance by electronic means. The meeting will be held electronically for COVID-19 related safety reasons. Proxies are revocable by written notice to the Secretary of the Company at any time prior to their exercise. Proxies may also be revoked by a shareholder attending and voting electronically at the meeting. Shares of the Company's stock represented by any unrevoked proxy in the enclosed form, if such proxy is properly executed and is received prior to the meeting, will be voted in accordance with the specifications made on such proxy or, if no specification has been made on such proxy, will be voted for the election as directors of the nominees listed herein, in favor of the proposal to ratify the selection of auditors, to approve by non-binding vote the executive compensation as set forth in this proxy statement and to recommend to the Board of Directors by non-binding vote that advisory votes on executive compensation be held every three years. The Board of Directors does not intend to present any other matters at the Annual Meeting. However, should any other matters properly come before the Annual Meeting, the proxy holders will have discretionary authority to vote upon such matters and, in such event, it is the intention of such proxy holders to vote the proxy in accordance with their best judgment. For purposes of determining the number of votes cast with respect to any voting matter, abstentions will not be included. Abstentions are counted only for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes are not counted for any purpose. A majority of the outstanding shares of the Company, represented electronically or by proxy, will constitute a quorum at the meeting.

The Common Stock of the Company is the only class of securities which is entitled to vote at the meeting. As of the close of business November 1, 2020, the record date for determining shareholders who are entitled to receive notice of and to vote at the meeting, there were 12,390 shares of Common Stock issued and outstanding. Each share is entitled to one vote. The presence at the meeting, electronically or by proxy, of the holders of a majority of shares of stock of the Company is necessary to constitute a quorum.

The cost of soliciting proxies, which may be conducted by mail, telephone, in person or otherwise, will be borne by the Company. The mailing address of the Company's principal executive offices is 27777 Franklin Road, Suite 1630, Southfield, Michigan 48034.

**Copies of the Company's most recent Annual and Semi-Annual Reports are available to shareholders upon request. If you would like to receive a copy, please contact the Company at 27777 Franklin Road, Suite 1630, Southfield, Michigan 48034 and one will be sent, without charge, by first-class mail.**

## MATTERS TO COME BEFORE THE MEETING

**(1) Election of Directors**

Five directors are to be elected at the meeting. The directors of the Company are elected annually by the shareholders, to serve until the next annual meeting of shareholders or until their death, resignation, or removal. The nominees named in the table below have each indicated a willingness to serve if elected. If any nominee should be unable to serve or is otherwise unavailable for election, and if any other persons are nominated, the persons designated as "proxies" on the accompanying form of proxy will have discretionary authority to vote or refrain from voting in accordance with their judgment on such other nominees unless authority to vote on such matter is withheld. The address for each Director is care of the Company at 27777 Franklin Road, Suite 1630, Southfield, MI 48034.

| Name and Age | Position(s) Held with Fund | Term of Office and Length of Time Served | Principal Occupation(s) During Past Five Years | Other Directorships Held by Director [(1)] | Shares of Common Stock Beneficially Owned |
|---|---|---|---|---|---|
| | | | **INDEPENDENT DIRECTORS** | | |
| Mark E. Schlussel, 79 | Director | One year term Director since 1979 | Chief Executive Officer, Total Life Concierge doing business as Curus Healthcare Management (a health care management firm) since January 2016; Partner in the firm Schlussel & Schefman, attorneys since April 2004. The Board selected Mr. Schlussel to continue his service as a director due to his experience in legal practice and his extensive understanding of the operations and history of the Company, as well as due to his understanding of the regulatory environment under which it operates. | None | None |
| Steve Milgrom, 65 | Director | One year term Director since 2014 | Solo practitioner of law with Law Offices of Steve Milgrom, focusing on federal income taxation and real estate matters since 2009. The Board selected Mr. Milgrom to continue to serve as a director due to his experience in legal practice and his experience in financial and accounting matters, as well as due to his understanding of the regulatory environment under which the Company operates. | None | None |
| | | | **INTERESTED DIRECTORS[(2)]** | | |
| Thomas E. Purther, 55 | Director, Secretary | One year term Director since 1994 | Chairman and CEO of Cambridge Investors, LLC, real estate acquisition and private equity firm since June 2000; Manager and Member of Cambridge Fitness, LLC, an operator of fitness centers in Michigan and Ohio since October 2010. The Board selected Mr. Purther to continue his service as a director due to his professional experience in finance and real estate investments, as well as due to his understanding of the regulatory environment under which the Company operates. | None | 396[(3)] |

| Name and Age | Position(s) Held with Fund | Term of Office and Length of Time Served | Principal Occupation(s) During Past Five Years | Other Directorships Held by Director (1) | Shares of Common Stock Beneficially Owned |
|---|---|---|---|---|---|
| Ellen T. Horing, 58 | Director, Treasurer | One year term Director since 1995 | Portfolio manager of Highgate Partners, L.P., an investment partnership since January 1993; portfolio advisor and partner, Stamos Capital (formerly Sterling Stamos Capital Management, LP and SP Capital Management, LP) from January 2003 to December 2004 and reduced interest limited partner in Stamos Capital from December 2004 to July 2007. The Board selected Ms. Horing to continue her service as a director due to her professional experience in portfolio management and investments, as well as due to her understanding of the regulatory environment under which the Company operates. | None | 524(4) |
| Michael Pullman, 36 | Director | One year term Director since 2009 | Principal at Scenic Investments Colorado Fitness, LLC from July 2011 to present; acquisitions associate (previously acquisitions analyst) for DLC Management from July 2006 to July 2011. The Board selected Mr. Pullman to continue his service as a director due to his professional experience in finance, as well as due to his understanding of the regulatory environment under which the Company operates. | None | 14(5) |

(1) Other directorships includes positions held as a director or trustee of any company with a class of securities registered with the SEC pursuant to federal securities laws and any investment company registered with the SEC.

(2) Mr. Purther, Ms. Horing and Mr. Pullman are "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 because of their status as an officer, director, holder of more than 5% of the Company's Common Stock and/or the immediate family member of any of the foregoing.

(3) 149 of these shares are held by Keywell Partners, LLC, a limited liability company of which Mr. Purther is a member and co-manager. 247 of these shares are held in a trust for the benefit of Mr. Purther; Ms. Barbara J. Keywell (formerly Ms. Barbara J. Purther) serves as the sole trustee of such trust with voting and dispositive powers. See "Principal Shareholders."

(4) These shares are held in a trust for the benefit of Ms. Horing; Ms. Shelby M. Tauber and Mr. Joel D. Tauber serve as co-trustees of such trust with voting and dispositive powers. See "Principal Shareholders."

(5) These shares are held in a trust for the benefit of Mr. Pullman; Mr. Pullman serves as a co-trustee of such trust with voting and dispositive powers.

The nominees receiving a plurality of votes cast at the meeting will be elected directors. All of the nominees were previously elected as directors at the last annual meeting of shareholders. Shelby M. Tauber, Barbara J. Keywell and Gail A. Dishell, each of whom is also a principal shareholder, are sisters. In addition, Thomas E. Purther is the son of Ms. Keywell, Ms. Horing is the daughter of Ms. Tauber and Mr. Pullman is the grandson of Ms. Dishell. During the fiscal year ended September 30, 2020, the Board of Directors had no audit, compensation or nominating

committees but did have a committee which evaluated bonds which the Board considered deserving of additional scrutiny. Each director not qualifying as an "interested person" of the Company as defined in the Investment Company Act of 1940 (i.e., Messrs. Schlussel and Milgrom) (each, an "Independent Director") was paid $2,500 for each qualifying meeting of directors of the Company in accordance with Board approved policy which such Independent Director attended during the year ended September 30, 2020. Messrs. Schlussel and Milgrom each attended one meeting during the fiscal year and were paid $2,500 each. The Board has also determined that three of its directors (i.e., Messrs. Schlussel, Milgrom and Pullman) may be considered independent directors per the standards set forth in rules promulgated by the New York Stock Exchange. The Company does not maintain any retirement plan or program for its officers or directors and the Company does not have any agreement or arrangement with any officer or director to pay any form of retirement benefit. During the year ended September 30, 2020, there was one meeting of the Board of Directors of the Company and there was one meeting of the shareholders of the Company. All of the Directors were present at the meeting of the Board of Directors. None of the directors were present at the meeting of the shareholders. During the year ended September 30, 2020, no remuneration of any form was paid to the Company's officers or directors, other than as described above with respect to the Company's two independent directors and $58,000 for accounting and administrative services provided by an entity owned by an officer of the Company.

The following table provides certain information relating to the equity securities beneficially owned by each director or director nominee as of December 31, 2019 and November 1, 2020, (i) in the Company and (ii) on an aggregate basis, in any registered investment companies overseen or to be overseen by the director or nominee within the same family of investment companies as the Company.

| Name of Director or Nominee | Dollar Range of Equity Securities in the Company | Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies |
|---|---|---|
| ***Interested Directors*** | | |
| Thomas E. Purther | Over $100,000 | Over $100,000 |
| Ellen T. Horing | Over $100,000 | Over $100,000 |
| Michael Pullman | $10,001–$50,000 | $10,001–$50,000 |
| ***Independent Directors*** | | |
| Mark E. Schlussel | None | None |
| Steve Milgrom | None | None |

**(2) Ratification of Appointment of Independent Public Accountants**

The directors of the Company who are not "interested persons" have unanimously appointed Sanville & Company ("Sanville"), independent registered public accountants, to audit the financial statements of the Company for the current fiscal year ending September 30, 2021. Sanville served in such capacity for the six prior fiscal years ended September 30. Sanville has no direct or indirect interest in the Company other than as its independent accountants. This appointment will be submitted to shareholders at the meeting for ratification. The affirmative vote of a majority of the shares of Common Stock present at the meeting is required to appoint Sanville as the Company's independent public accountants. A representative of Sanville is not expected to be present at the meeting.

**(3) Advisory Vote on Executive Compensation**

Because the Company is small and historically has been able to find highly qualified persons willing to serve as executive officers of the Company without compensation, the Company does not currently pay compensation to named executive officers and has no plans to do so in the near future. However, in accordance with legislation and related rules of the Securities and Exchange Commission, the Company is providing shareholders with an advisory (non-binding) vote on compensation programs for our named executive officers (sometimes referred to as "say on pay"). Accordingly, you may vote on the following resolution at the annual meeting:

"RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to the Company's named executive officers (as disclosed under the heading "Compensation of Directors and Executive Officers" of this proxy statement), the accompanying compensation table and the related narrative disclosure in this proxy statement."

This vote is nonbinding. The Board of Directors values the opinion of shareholders and expects to take into account the outcome of the vote when considering future decisions regarding the compensation of named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE RESOLUTION REGARDING EXECUTIVE COMPENSATION AS DESCRIBED IN THIS PROXY STATEMENT.

**(4) Advisory Vote on the Frequency of Votes on Executive Compensation**

Shareholders of the Company have the opportunity to advise the Board of Directors regarding how frequently to conduct the advisory vote on executive compensation, commonly known as "say on pay." Shareholders may indicate their preference on whether the advisory vote on executive compensation should be held every one, two or three years, or may abstain. At the annual meeting of the shareholders of the Company held on December 15, 2017, the shareholders approved a proposal that this advisory vote should be next taken in three years. The Board of Directors recommends that shareholders choose to hold the "say on pay" vote every three years; however, the proxy card will include all four of these choices and shareholders will not be voting to approve or disapprove the Board's recommendation.

The Board believes that it is appropriate to conduct the advisory vote on executive compensation every three years as the Company does not currently pay compensation to named executive officers and has no plans to do so in the near future.

This advisory vote on the frequency of the "say on pay" vote is nonbinding; however, the Board of Directors will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF HOLDING THE "SAY ON PAY" ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS.

## INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

**Fees of Independent Registered Public Accountants**

The following table presents the fees for professional services rendered by Sanville for the fiscal years ended September 30, 2019 and September 30, 2020.

| Fee Category | 2019 Fees | 2020 Fees |
|---|---|---|
| Audit fees | $ 16,500 | $ 16,600 |
| Audit-related fees | 0 | 0 |
| Tax fees | 2,650 | 2,650 |
| All other fees | 0 | 0 |
| Total fees | $ 19,150 | $ 19,250 |

Audit-related fees are out-of-pocket costs incurred by Sanville in connection with the performance of the audit. Tax fees are fees billed for professional services rendered by Sanville for tax compliance, tax advice and tax planning. The Board of Directors does not consider the provision of the services described above by Sanville to be incompatible with the maintenance of the firm's independence.

The Company's Board of Directors pre-approves all audit and permissible non-audit services rendered to the Company. Pre-approval by the Board of Directors of the services provided under the categories reported above

was not waived under provisions contained in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No audit work was performed by persons other than full-time permanent employees of Sanville.

No non-audit fees were billed by Sanville for services rendered to the Company. The Company does not retain the services of an outside investment adviser and has not retained such services during the last two fiscal years. As a result, the Company's Board of Directors has not been required to consider whether non-audit services were rendered by Sanville to such an investment adviser or any entity controlling, controlled by or under common control with such investment adviser.

**Report of Board of Directors**

The Board of Directors received from the independent registered public accountants, Sanville, and reviewed a formal written statement describing all relationships between Sanville and the Company that might bear on the auditors' independence consistent with PCAOB (Public Company Accounting Oversight Board) Rule 3526, "Communication with Audit Committees concerning Independence," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the independence of Sanville.

The Board of Directors discussed with Sanville the matters required to be discussed by PCAOB Auditing Standard No. 1301, "Communications with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements of the Company as of and for the fiscal year ended September 30, 2020, including the quality of accounting principles and significant judgments affecting the financial statements.

The Board of Directors, based on the above-mentioned reviews and discussions with management and Sanville, resolved that the Company's audited financial statements be included in its Annual Report to Shareholders for the year ended September 30, 2020 for filing with the Securities and Exchange Commission. The Board of Directors consists of Mark E. Schlussel, Steve Milgrom, Thomas E. Purther, Ellen T. Horing and Michael Pullman.

## FURTHER INFORMATION

**Security Ownership of Management**

The following table presents information regarding beneficial ownership of the Company's shares by each member of the Board of Directors of the Company, by the executive officers of the Company, and by all directors and executive officers of the Company as a group as of November 1, 2020. Except as indicated in the table and footnotes below, each person exercises sole voting and investment power with respect to such shares.

| Name of Beneficial Owner | Shares of Common Stock Beneficially Owned | Percentage Owned |
|---|---|---|
| Joel D. Tauber | 1,932 (1) | 15.6% |
| Ellen T. Horing | 524 (2) | 4.2% |
| Thomas E. Purther | 396 (3) | 3.2% |
| Michael Pullman | 14 (4) | 0.1% |
| Mark E. Schlussel | none | 0.0% |
| Steve Milgrom | none | 0.0% |
| All executive officers and directors as a group | 2,342 | 18.9% |

(1) Includes 1,287 shares held in various trusts pursuant to which Mr. Tauber and Shelby M. Tauber are co-trustees with voting and investment powers. Does not include 139 shares held by Mr. Tauber's wife, as to which he disclaims any beneficial ownership.

(2) These shares are held in a trust for the benefit of Ms. Horing; Ms. Shelby M. Tauber and Mr. Joel D. Tauber serve as co-trustees of such trust with voting and dispositive powers.

(3) 149 of these shares are held by Keywell Partners, LLC, a limited liability company of which Mr. Purther is a member and co-manager. 247 of these shares are held in a trust for the benefit of Mr. Purther; Ms. Barbara J. Keywell (formerly Ms. Barbara J. Purther) serves as the sole trustee of such trust with voting and dispositive powers.

(4) These shares are held in a trust for the benefit of Mr. Pullman; Mr. Pullman serves as a co-trustee of such trust with voting and dispositive powers.

**Principal Shareholders**

The following table sets forth certain information concerning those persons who were, on November 1, 2020, believed by the Company to be beneficial owners of more than 5% of the outstanding shares of the Company's Common Stock, and also sets forth certain information about ownership of shares of Common Stock by all directors and officers of the Company as a group:

| Title of Class | Name and Address of Beneficial Owner | | Amount and Nature of Beneficial Ownership | Percent of Class |
|---|---|---|---|---|
| Common Stock | Shelby M. Tauber<br>150 East 69th Street<br>Apt. 27H<br>New York, NY | 2,224 | Shares as to which Ms. Tauber exercises sole voting and investment powers | |
| | | 1,287 | Shares held in various trusts pursuant to which Ms. Tauber and Joel D. Tauber are co-trustees with voting and investment powers | |
| | | 3,511 | | 28.3% |
| Common Stock | Barbara J. Keywell<br>2200 Tottenham<br>Bloomfield Hills, MI | 2,340 | Shares as to which Ms. Keywell exercises sole voting and investment powers | |
| | | 898 | Shares held in various trusts pursuant to which Ms. Keywell is sole trustee with voting and investment powers | |
| | | 3,238 | | 26.1% |
| Common Stock | Gail A. Dishell<br>26721 Carol<br>Franklin, MI | 2,467 | Shares as to which Ms. Dishell exercises sole voting and investment powers | 19.9% |
| Common Stock | Joel D. Tauber<br>27777 Franklin Rd.<br>Suite 1630<br>Southfield, MI | 645 | Shares as to which Mr. Tauber exercises sole voting and investment powers | |
| | | 1,287 | Shares held in various trusts pursuant to which Mr. Tauber and Shelby M. Tauber are co-trustees with voting and investment powers | |
| | | 1,932[1] | | 15.6% |
| Common Stock | Lisa J. Pullman<br>32360 Scenic Lane<br>Franklin, MI | 1,287 | Shares as to which Ms. Pullman exercises sole voting and investment powers | 10.4% |
| Common Stock | Carol E. Dishell<br>10 E. Delaware Place<br>Unit 17D<br>Chicago, IL | 856 | Shares as to which Ms. Dishell exercises sole voting and investment powers | 6.9% |

———————

1. Does not include 139 shares held by Mr. Tauber's wife as to which he disclaims any beneficial ownership.

All directors and officers of the Company, as a group, beneficially own 2,342 shares (18.9%) of the Company's outstanding Common Stock.

**Executive Officers**

Set forth below is certain information concerning the Company's executive officers, including name, age, principal occupation and business experience during the past five years, and length of service as an officer of the Company:

| Name and Age | Office and Term of Service |
|---|---|
| Joel D. Tauber, 85 | President since October 1995. Also, a manufacturing executive, business consultant and investor since prior to 1999; Co-Manager of NK Management, LLC from January 2009 to July 2020. |
| Ellen T. Horing, 58 | Treasurer since March 2003. Also, portfolio manager of Highgate Partners, L.P., an investment partnership since January 1993; portfolio advisor and partner, Stamos Capital (formerly Sterling Stamos Capital Management, LP and SP Capital Management, LP) from January 2003 to December 2004 and reduced interest limited partner in Stamos Capital from December 2004 to July 2007. |
| Thomas E. Purther, 55 | Secretary since March 2003. Also, Chairman and CEO of Cambridge Investors, LLC, real estate acquisition and private equity firm since June 2000; Manager and Member of Cambridge Fitness, LLC, an operator of fitness centers in Michigan and Ohio since October 2010. |

**Compensation of Directors and Executive Officers**

The officers of the Company, including the following named executive officers, receive no compensation from the Company for their service as officers:

Joel D. Tauber is President of the Company. He receives no compensation from the Company for his service as an officer.

Ellen T. Horing is the Treasurer of the Company and a director. She receives no compensation from the Company for her service as a director or as an officer.

Thomas E. Purther is the Secretary and the Chief Compliance Officer of the Company and a director. He receives no compensation from the Company for his service as a director or as an officer.

Only the Independent Directors received compensation from the Company for their service as directors. The Company did not offer its directors any pension or retirement benefits, or any other similar long-term incentive compensation or benefits, during or prior to the year ended September 30, 2020. The Company has not engaged a compensation consultant to provide advice regarding the amount or form of compensation paid to its directors and officers.

The following table provides information regarding the compensation of the independent directors for the year ended September 30, 2020.

| Name | Fees Earned or Paid in Cash | Total Compensation Received from Company |
|---|---|---|
| Mark E. Schlussel | $2,500 | $2,500 |
| Steve Milgrom | $2,500 | $2,500 |

The Company does not pay any other compensation or any pension (retirement) benefits to any directors or officers.

**Committees of the Board**

The Board of Directors as a whole performs the functions of an audit committee, nominating committee and compensation committee. The Company believes that this is appropriate due to its small size and that more than ninety-three percent (93%) of the outstanding voting stock is owned by members of the Keywell family. The Board of Directors does not have an audit committee charter, a nominating committee charter or a compensation committee charter. The Board has established a committee composed of the officers of the Fund to consider (1) the purchase of any bond that does not meet the general guidelines approved for bond purchases, and (2) the sale of any bond where the quality rating of the bond has fallen.

**Board Oversight of Risk Management**

The Board of Directors considers oversight of the Fund's risk management efforts to be a responsibility of the entire Board. This includes oversight of the Fund's independent registered public accountants and establishment of appropriate policies for the Fund. With regard to the Fund's investment risk management, the Board has established a committee composed of the officers of the Fund to consider (1) the purchase of any bond that does not meet the general guidelines approved for bond purchases, and (2) the sale of any bond where the quality rating of the bond has fallen. The committee also receives periodic reports on any bonds that the Board or the committee considers to be deserving of additional scrutiny.

The Fund has no employees. Accounting and administrative services for the Fund are provided under a contract for a fixed, stated fee, not a performance-based fee. Therefore, this contract does not encourage excessive risk-taking that could have an adverse impact on the Fund.

**Nominating Process**

The Board of Directors as a whole is responsible for the selection and nomination of directors. The Company does not retain a third party to assist in the identification of directors. The Board of Directors does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders. The Board of Directors will consider director candidates recommended by shareholders and therefore it does not believe that a formal policy is necessary. The Board of Directors as a whole selected and approved the director nominees contained in this proxy statement.

When seeking to identify an individual to become a director, the Board of Directors will consult with incumbent directors, management and others. The Board of Directors will consider, among other factors, the background and reputation of potential candidates in terms of character, personal and professional integrity, business and financial experience and acumen, how a person would complement the other directors in providing a diversity of expertise and experience and a person's availability to devote sufficient time to Board of Director duties. Although the Board of Directors has no formal policy with regard to diversity, the Board believes that it functions best when its membership reflects a range of expertise so that the Board as a whole reflects diverse but complementary skills and viewpoints.

To recommend a nominee, shareholders should write to the Company's Secretary c/o Keyco Bond Fund, Inc., 27777 Franklin Road, Suite 1630, Southfield, Michigan 48034. To be considered by the Board of Directors for nomination and inclusion in the Company's Proxy Statement for its 2021 Annual Meeting of Shareholders, a shareholder recommendation for a director must be received by the Company's Secretary no later than July 27, 2021. Any recommendation must include (i) the name and address of the candidate, (ii) a brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements summarized above, and (iii) the candidate's signed consent to be named in the proxy statement and to serve as a director if elected.

Assuming the appropriate background material is provided for candidates submitted by shareholders, the process followed by the Board of Directors to identify and evaluate candidates described above will be used to evaluate those candidates submitted by shareholders and the Board of Directors will apply substantially the same criteria.

**Communications with Directors**

Stockholders may communicate with the Board of Directors or any individual director by sending a letter to Keyco Bond Fund, Inc., 27777 Franklin Road, Suite 1630, Southfield, Michigan, 48034, Attn: Presiding Director (or any individual director). The Secretary will receive the correspondence and forward it to the presiding director or to any individual director or directors to whom the communication is directed. The Secretary is authorized to review, sort and summarize all communications received prior to their presentation to the presiding director or to whichever director(s) the communication is addressed. If such communications are not a proper matter for Board attention, such individuals are authorized to direct such communication to the appropriate department. For example, stockholder requests for materials or information will be directed to investor relations personnel.

**Information Concerning Investment Matters**

Determination Not to Use Investment Adviser; Termination of Investment Advisory Contract

The Board of Directors has decided not to retain the services of an outside investment adviser and, instead, has authorized the officers of the Company, with review provided by the interested directors of the Company (Thomas E. Purther, Ellen T. Horing and Michael Pullman), to make investment decisions internally.

The Board's decision not to retain the services of an investment adviser was made after careful deliberation and was based upon several factors, including the following:

- The Company's investment objectives are relatively clear-cut and uncomplicated. The Company's primary investment objective, as reported in prior filings with the Securities and Exchange Commission, is "to receive as high a level of current interest income exempt from federal income taxes as is available from Municipal Bonds (as defined therein) and as is consistent with prudent investment management and preservation of capital, and capital appreciation will be a minor investment objective of the Company." As a result of this objective, the Company invests in high quality bonds which typically have relatively low turnover.

- Given the relatively low turnover in investment securities, the Board has been able to closely monitor the investment activity of the Company.

- The fees charged by potential third party investment advisers were relatively high and, in light of the net benefit to be provided to the Company, unacceptable.

The Company has entered into a Custodial Account Agreement with Comerica Bank pursuant to which the Bank provides certain custodial account services for the Company.

Portfolio — Brokerage Allocation and Transactions

The Company's investment portfolio has consisted of, and will continue to consist of, debt obligations issued by states, counties, cities and their political subdivisions or agencies, the interest on which is exempt from federal income tax in the opinion of bond counsel to the issuer ("Municipal Bonds"). Municipal Bonds are normally traded in the over-the-counter market on a net basis (without commissions) through dealers acting for their own account and not as brokers. Because of this fact, there are no stated commissions charged with respect to trades for transactions in the Company's portfolio securities.

When purchasing or selling Municipal Bonds, the Company seeks to obtain the prompt execution of orders at the most favorable prices available. To the extent that, in the Company's experience, the execution capabilities and prices offered by more than one dealer have been comparable, the Company may, in its discretion, choose to purchase and sell Municipal Bonds from and to dealers who provide research, statistical and other information to the Company. However, it is not the Company's policy to pay a higher price to a dealer solely because it has supplied these services. Although this type of information is useful to the Company, it is believed that such services will not reduce the Company's normal research activities. The Company believes that the types of research services and

information which will be provided by dealers will consist principally of research reports on particular issues of Municipal Bonds and technical information concerning general market conditions for Municipal Bonds.

**Section 16 Beneficial Ownership Reporting Compliance**

Under the federal securities laws, the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock (collectively, the "Reporting Persons") are required to file reports with the Securities and Exchange Commission, and to provide the Company with copies of same, relative to their ownership of the Common Stock, which reports need to be filed at such time as they first become a Reporting Person and at such time or times as any changes occur in their beneficial ownership of the Common Stock. Specific due dates for filing these reports have been established and the Company is required to disclose in this Proxy Statement any failure to timely file these reports.

Based upon representations and copies of reports furnished to the Company by Reporting Persons, all Section 16 reporting requirements applicable to Reporting Persons for the fiscal years ending September 30, 2020 and September 30, 2019 were satisfied on a timely basis.

**Other Matters and Shareholder Proposals**

At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the meeting, it is the intention of the persons named in the accompanying proxy card to vote in accordance with their judgment on such matters.

Shareholder proposals intended to be presented at the 2021 annual meeting which are eligible for inclusion in the Company's proxy statement for that meeting under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Company at its principal executive offices no later than July 27, 2021. Shareholder proposals intended to be presented at the 2021 annual meeting which are not eligible for inclusion in the Company's proxy statement for that meeting under Rule 14a-8 are considered untimely under Rule 14a-5 promulgated under the Exchange Act unless received by the Company at its principal executive offices no later than October 10, 2021, and the Company expects the persons named as proxies for the 2021 annual meeting to use their discretionary voting authority with respect to any proposal considered untimely at the 2021 annual meeting.

Southfield, Michigan
November 24, 2020

**KEYCO BOND FUND, INC.**
**PROXY SOLICITED BY BOARD OF DIRECTORS**
**Annual Meeting of Shareholders to be held Thursday, December 17, 2020**

The undersigned shareholder hereby appoints JOEL D. TAUBER and GAIL A. DISHELL, or either one of them, proxies with the power of substitution to vote, as designated below, all shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders to be held on Thursday, December 17, 2020, at 3:00 p.m., Detroit time, or at any adjournment thereof, on the following matters described in the Proxy Statement dated November 24, 2020.

**1. ELECTION OF DIRECTORS:**

☐ **FOR** all nominees listed below or any substitute for any of them.

☐ **WITHHOLD AUTHORITY** to vote for all nominees listed below.

**(To withhold authority to vote for any one nominee, strike through his or her name below)**

Mark E. Schlussel — Thomas E. Purther

Steve Milgrom — Ellen T. Horing

Michael Pullman

**2. RATIFYING THE SELECTION** of Sanville & Company as the Company's independent registered public accountants for the year ending September 30, 2021.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

**3. APPROVING,** by non-binding vote, executive compensation as set forth in this proxy statement.

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

**4. RECOMMENDING**, by non-binding vote, the frequency of executive compensation votes.

☐ **THREE YRS.** ☐ **TWO YRS.** ☐ **ONE YR.** ☐ **ABSTAIN**

The undersigned instructs the proxies to vote as specified in the proxy on the matters described in the Proxy Statement dated November 24, 2020. Proxies will be voted as instructed.

**Authority is also granted to such proxies to vote in their discretion upon any other business which may properly come before the meeting. If no specification is made, proxies will vote as follows: (i) under Item 1, FOR election of the nominees named above or any substituted for any of them; (ii) FOR Item 2; (iii) FOR Item 3; and (iv) under Item 4, THREE YEARS.**

Receipt is hereby acknowledged of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated November 24, 2020.

Dated:_______________________, 2020

___________________________________
Signature

___________________________________
Signature

Please sign exactly as your name appears hereon. If your stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles. Return this completed proxy to: **Keyco Bond Fund, Inc., 27777 Franklin Road, Suite 1630, Southfield, MI 48034.**